SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

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
[x]   Preliminary Proxy Statement



[ ]   Preliminary Additional Materials



[ ]   Definitive Proxy Statement



[ ]   Definitive Additional Materials



[ ]   Soliciting Material Pursuant to Sec. 240.14a-11(e) or Sec. 240.14a-12

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      (Name if Registrant as Specified in its Charter)
      FIDELITY UNION STREET TRUST

            (Name of Person(s) Filing Proxy Statement) Arthur S.
            Loring, Secretary

Payment of Filing Fee (Check the appropriate box):

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
[x]   $125 per Exchange Act Rules 0-11(c)(ii), 14a-6(j) (1), or 14a-6(j) (2).



[ ]   $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(j) (3).



[ ]   Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.

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            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:


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
[ ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

      and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.



      (3)   Filing Party:



      (4)   Date Filed:

 SPARTAN GINNIE MAE FUND
SPARTAN MARYLAND MUNICIPAL INCOME FUND
SPARTAN SHORT-INTERMEDIATE MUNICIPAL FUND
SPARTAN INTERMEDIATE MUNICIPAL FUND
SPARTAN MUNICIPAL INCOME PORTFOLIO
SPARTAN AGGRESSIVE MUNICIPAL FUND
FUNDS OF FIDELITY UNION STREET TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the above funds:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Spartan Ginnie Mae Fund, Spartan Maryland Municipal Income Fund, Spartan Short-Intermediate Municipal Fund, Spartan Intermediate Municipal Fund, Spartan Municipal Income Portfolio, and Spartan Aggressive Municipal Fund (the funds), will be held at the office of Fidelity Union Street Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on August 3, 1994, at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 1. To elect a Board of Trustees.
 2. To ratify the selection of Coopers & Lybrand as independent accountants of the trust.
 3. To amend the Declaration of Trust to provide dollar-based voting rights for shareholders of the trust.
 4. To amend the Declaration of Trust regarding shareholder notification of appointment of Trustees.
 5. To amend the Declaration of Trust to provide each fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
 6. To adopt a new fundamental investment policy for each fund permitting a fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
  7. To eliminate Spartan Short-Intermediate Municipal Fund's fundamental investment limitation concerning diversification to permit increased investments in securities of any single issuer.
 8. To eliminate Spartan Ginnie Mae Fund's and Spartan Municipal Income Portfolio's fundamental investment limitations concerning short sales of securities.
 9. To eliminate Spartan Ginnie Mae Fund's and Spartan Municipal Income Portfolio's fundamental investment limitations concerning margin purchases.

10. To amend Spartan Municipal Income Portfolio's fundamental investment limitation concerning borrowing.
11. To amend Spartan Municipal Income Portfolio's fundamental investment limitation concerning the concentration of its investments within a single industry.
12. To amend Spartan Municipal Income Portfolio's fundamental investment limitation concerning real estate.
13. To amend Spartan Municipal Income Portfolio's fundamental investment limitation concerning commodities.
14. To amend Spartan Municipal Income Portfolio's fundamental investment limitation concerning lending.
  The Board of Trustees has fixed the close of business on June 6, 1994 as the record date for the determination of the shareholders of each fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By the order of the Board of Trustees,
ARTHUR S. LORING, Secretary
June 6, 1994
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help you avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
SPARTAN GINNIE MAE FUND
SPARTAN MARYLAND MUNICIPAL INCOME FUND
SPARTAN SHORT-INTERMEDIATE MUNICIPAL FUND
SPARTAN INTERMEDIATE MUNICIPAL FUND
SPARTAN MUNICIPAL INCOME PORTFOLIO
SPARTAN AGGRESSIVE MUNICIPAL FUND
TO BE HELD AUGUST 3, 1994
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Union Street Trust (the trust) to be used at the Special Meeting of Shareholders of Spartan Ginnie Mae Fund, Spartan Maryland Municipal Income Fund, Spartan Short-Intermediate Municipal Fund, Spartan Intermediate Municipal Fund, Spartan Municipal Income Portfolio, and Spartan Aggressive Municipal Fund (the funds) and at any adjournments thereof (the Meeting), to be held August 3, 1994 at 9:00 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust. The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about June 6, 1994. Supplementary solicitations may be made by mail, telephone, telegraph, or by personal interview by representatives of the trust. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by Fidelity Management and Research Company (FMR). FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person. All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. All proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 If a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. A copy of each fund's annual report for the fiscal year ended August 31, 1993 has been mailed or delivered to shareholders of each respective fund entitled to vote at the meeting.
 Shares of each fund in the trust issued and outstanding as of April 30, 1994 are indicated in the following table:
 SPARTAN GINNIE MAE FUND
_____
 SPARTAN MARYLAND MUNICIPAL INCOME FUND                   _____
 SPARTAN SHORT-INTERMEDIATE MUNICIPAL FUND                _____
 SPARTAN INTERMEDIATE MUNICIPAL FUND                           _____
 SPARTAN MUNICIPAL INCOME PORTFOLIO                              _____
 SPARTAN AGGRESSIVE MUNICIPAL FUND                               _____
 SPARTAN WORLD MONEY MARKET FUND                              _____
 To the knowledge of the trust, no shareholder owned of record or beneficially more than 5% of the outstanding shares of any of the funds on that date. Shareholders of record at the close of business on June 6, 1994 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date.
VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSALS 1 AND 2. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF OUTSTANDING VOTING SECURITIES OF EACH FUND OF THE TRUST AND, IN THE CASE OF PROPOSALS 4 AND 5, A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE ENTIRE TRUST. APPROVAL OF PROPOSALS 6 THROUGH 17 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES'' OF EACH RESPECTIVE FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), A "MAJORITY VOTE OF THE OUTSTANDING VOTING SECURITIES'' MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE SHARES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING SHARES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING SHARES.
1. TO ELECT A BOARD OF TRUSTEES.
 Pursuant to the provisions of the Declaration of Trust of Fidelity Union Street Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 Except for Mr. Mann, all nominees named below are currently Trustees of Fidelity Union Street Trust and have served in that capacity continuously since originally elected or appointed. Mr. Cox, Ms. Davis, Mr. Jones, and Mr. Lynch were selected by the trust's Nominating and Administration Committee (see page __) and were appointed to the Board in November 1991, December 1992, May 1990, and April 1990, respectively. None of the nominees is related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser, Fidelity Management & Research Company (FMR, or the Adviser), or the funds' distribution agent, Fidelity Distributors Corporation (FDC). Each of the nominees is currently a Trustee or General Partner, as the case may be, of other funds advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

Nominee                  Principal Occupation **                  Year of
 (Age)                                                            Election or
                                                                  Appointmen
                                                                  t

*J. Gary Burkhead        Senior Vice President, is President      1986
82 Devonshire Street     of FMR; and President and a
Boston, MA               Director of FMR Texas Inc. (1989),
 (53)                    Fidelity Management &
                         Research (U.K.) Inc. and Fidelity
                         Management & Research (Far
                         East) Inc.

Ralph F. Cox             Consultant to Western Mining             1991
200 Rivercrest Drive     Corporation (1994). Prior to 1994,
Forth Worth, TX          he was President of Greenhill
 (62)                    Petroleum Corporation (petroleum
                         exploration and production, 1990).
                         Until  March 1990, Mr. Cox was
                         President and Chief Operating
                         Officer of Union Pacific Resources
                         Company (exploration and
                         production). He is a Director of
                         Bonneville Pacific Corporation
                         (independent power, 1989), Sanifill
                         Corporation (non-hazardous waste,
                         1993) and CH2M Hill Companies
                         (engineering). In addition, he
                         served on the Board of Directors of
                         the Norton Company (manufacturer
                         of industrial devices, 1983-1990)
                         and continues to serve on the Board
                         of Directors of the Texas State
                         Chamber of Commerce, and is a
                         member of advisory boards of
                         Texas A&M University and
                         the University of Texas at Austin.

Phyllis Burke Davis      Prior to her retirement in               1992
P.O. Box 264             September  1991, Mrs. Davis was
Bridgehampton, NY        the Senior Vice President of
 (62)                    Corporate Affairs of Avon
                         Products, Inc. She is currently a
                         Director of BellSouth Corporation
                         (telecommunications), Eaton
                         Corporation (manufacturing, 1991),
                         and the TJX Companies, Inc. (retail
                         stores, 1990), and previously
                         served as a Director of Hallmark
                         Cards, Inc. (1985-1991) and
                         Nabisco Brands, Inc. In addition,
                         she serves as a Director of the New
                         York City Chapter of the National
                         Multiple Sclerosis Society, and is a
                         member of the Advisory Council of
                         the International Executive
                         Services Corps. and the President's
                         Advisory Council of The
                         University of Vermont School of
                         Business Administration.

Richard J. Flynn         Financial consultant. Prior to           1982
77 Fiske Hill            September 1986, Mr. Flynn was
Sturbridge, MA           Vice Chairman and a Director of
 (70)                    the Norton Company (manufacturer
                         of industrial devices). He is
                         currently a Director of Mechanics
                         Bank and a Trustee of College of
                         the Holy Cross and Old Sturbridge
                         Village, Inc.

*Edward C. Johnson 3d    President, is Chairman, Chief            1974
82 Devonshire Street     Executive Officer and a Director of
Boston, MA               FMR Corp.; a Director and
 (64)                    Chairman of the Board and of the
                         Executive Committee of FMR;
                         Chairman and a Director of FMR
                         Texas Inc. (1989), Fidelity
                         Management & Research
                         (U.K.) Inc., and Fidelity
                         Management & Research (Far
                         East) Inc.

E. Bradley Jones         Prior to his retirement in 1984, Mr.     1990
3881-2 Lander Road       Jones was Chairman and Chief
Chagrin Falls, OH        Executive Officer of LTV Steel
 (66)                    Company. Prior to May 1990, he
                         was a Director of National City
                         Corporation (a bank holding
                         company) and National City Bank
                         of Cleveland. He is a Director of
                         TRW Inc. (original equipment and
                         replacement products),
                         Cleveland-Cliffs Inc. (mining),
                         NACCO Industries, Inc. (mining
                         and marketing), Consolidated Rail
                         Corporation, Birmingham Steel
                         Corporation, Hyster-Yale Materials
                         Handling, Inc. (1989), and RPM,
                         Inc. (manufacturer of chemical
                         products, 1990). In addition, he
                         serves as a Trustee of First Union
                         Real Estate Investments, Chairman
                         of the Board of Trustees and a
                         member of the Executive
                         Committee of the Cleveland Clinic
                         Foundation, a Trustee and a
                         member of the Executive
                         Committee of University School
                         (Cleveland), and a Trustee of
                         Cleveland Clinic Florida.

Donald J. Kirk           Professor at Columbia University         1987
680 Steamboat Road       Graduate School of Business and a
Apartment #1 - North     financial consultant. Prior to 1987,
Greenwich, CT            he was Chairman of the Financial
 (61)                    Accounting Standards Board. Mr.
                         Kirk is a Director of General Re
                         Corporation (reinsurance) and
                         Valuation Research Corp.
                         (appraisals and valuations, 1993).
                         In addition, he serves as Vice
                         Chairman of the Board of Directors
                         of the National Arts Stabilization
                         Fund and Vice Chairman of the
                         Board of Trustees of the Greenwich
                         Hospital Association.

*Peter S. Lynch          Vice Chairman of FMR (1992).             1990
82 Devonshire Street     Prior to his retirement on May 31,
Boston, MA               1990, he was a Director of FMR
 (51)                    (1989) and Executive Vice
                         President of FMR (a position he
                         held until March 31, 1991); Vice
                         President of Fidelity Magellan
                         Fund and FMR Growth Group
                         Leader; and a Managing Director
                         of FMR Corp. Mr. Lynch was also
                         Vice President of Fidelity
                         Investments Corporate Services
                         (1991-1992). He is a Director of
                         W.R. Grace & Co. (chemicals,
                         1989) and Morrison Knudsen
                         Corporation (engineering and
                         construction). In addition, he serves
                         as a Trustee of Boston College,
                         Massachusetts Eye & Ear
                         Infirmary, Historic Deerfield
                         (1989) and Society for the
                         Preservation of New England
                         Antiquities, and as an Overseer of
                         the Museum of Fine Arts of Boston
                         (1990).

Gerald C. McDonough      Chairman of G.M. Management              1989
135 Aspenwood Drive      Group (strategic advisory services).
Cleveland, OH            Prior to his retirement in July 1988,
 (65)                    he was Chairman and Chief
                         Executive Officer of Leaseway
                         Transportation Corp. (physical
                         distribution services). Mr.
                         McDonough is a Director of
                         ACME-Cleveland Corp. (metal
                         working, telecommunications and
                         electronic products),
                         Brush-Wellman Inc. (metal
                         refining), York International Corp.
                         (air conditioning and refrigeration,
                         1989), Commercial Intertech Corp.
                         (water treatment equipment, 1992),
                         and Associated Estates Realty
                         Corporation (a real estate
                         investment trust, 1993).

Edward H. Malone         Prior to his retirement in 1985, Mr.     1989
5601 Turtle Bay Drive    Malone was Chairman, General
#2104                    Electric Investment Corporation
Naples, FL               and a Vice President of General
 (69)                    Electric Company. He is a Director
                         of Allegheny Power Systems, Inc.
                         (electric utility), General Re
                         Corporation (reinsurance), and
                         Mattel Inc. (toy manufacturer). In
                         addition, he serves as a Trustee of
                         Corporate Property Investors, the
                         EPS Foundation at Trinity College,
                         the Naples Philharmonic Center for
                         the Arts, and Rensselaer
                         Polytechnic Institute, and he is a
                         member of the Advisory Boards of
                         Butler Capital Corporation Funds
                         and Warburg, Pincus Partnership
                         Funds.

Marvin L. Mann           Chairman of the Board, President,        ____
55 Railroad Avenue       and Chief Executive Officer of
Greenwich,CT             Lexmark International, Inc. (office
 (61)                    machines, 1991). Prior to 1991, he
                         held the positions of Vice President
                         of International Business Machines
                         Corporation ("IBM") and President
                         and General Manager of various
                         IBM divisions and subsidiaries. Mr.
                         Mann is a Director of M.A. Hanna
                         Company (chemicals, 1993) and
                         Infomart (marketing services,
                         1991), a Trammell Crow Co. In
                         addition, he serves as the
                         Campaign Vice Chairman of the
                         Tri-State United Way (1993) and is
                         a member of the University of
                         Alabama President's Cabinet
                         (1990).



Nominee                  Principal Occupation **                  Year of
 (Age)                                                            Election or
                                                                  Appointmen
                                                                  t

Thomas R. Williams       President of The Wales Group, Inc.       1989
21st Floor               (management and financial
191 Peachtree Street,    advisory services). Prior to retiring
N.E.                     in 1987, Mr. Williams served as
Atlanta, GA              Chairman of the Board of First
 (65)                    Wachovia Corporation (bank
                         holding company), and Chairman
                         and Chief Executive Officer of The
                         First National Bank of Atlanta and
                         First Atlanta Corporation (bank
                         holding company). He is currently
                         a Director of BellSouth
                         Corporation (telecommunications),
                         ConAgra, Inc. (agricultural
                         products), Fisher Business Systems,
                         Inc. (computer software), Georgia
                         Power Company (electric utility),
                         Gerber Alley & Associates,
                         Inc. (computer software), National
                         Life Insurance Company of
                         Vermont, American Software, Inc.
                         (1989), and AppleSouth, Inc.
                         (restaurants, 1992).




_______________
** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
 As of April 30, 1994, the nominees and officers of the trust owned, in the aggregate, ____% of any of the funds' outstanding shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of three interested and eight non-interested Trustees, met eleven times during the twelve months ended August 31, 1993. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 As a group, the non-interested Trustees received fees and expenses of $____ from the trust in their capacities as Trustees of the funds for the fiscal year ended August 31, 1993. The non-interested Trustees also served in similar capacities for other funds advised by FMR (see page ___) and received additional compensation for such services.
 The Board of Trustees has adopted a policy whereby non-interested Trustees, upon reaching their 72nd birthday will resign. Under a defined benefit retirement program, non-interested Trustees, upon reaching age 72, are entitled to payments during their lifetime based on their basic Trustee fees and their length of service.
 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, of FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Cox, and Jones are members of the Committee. This Committee oversees and monitors the financial reporting process, including recommending to the Board the independent accountants to be selected for the trust (see Proposal 2), reviewing internal controls and the auditing function (both internal and external), reviewing the qualifications of key personnel performing audit work, and overseeing compliance procedures. During the twelve months ended August 31, 1993, the Committee held five meetings.
 The trust's Nominating and Administration Committee is currently composed of Messrs. Flynn (Chairman), McDonough, and Williams. The Committee members confer periodically and hold meetings as required. The Committee is charged with the duties of reviewing the composition and compensation of the Board of Trustees, proposing additional non-interested Trustees, monitoring the performance of legal counsel employed by the funds and the non-interested Trustees, and acting as administrative committee under the Retirement Plan for non-interested Trustees. During the twelve months ended August 31, 1993 the committee held six meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
2. TO RATIFY THE SELECTION OF COOPERS &AMP; LYBRAND AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
 By a vote of the non-interested Trustees, the firm of Coopers & Lybrand has been selected as independent accountants for the trust to sign or certify any financial statements of the trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Coopers & Lybrand has advised the trust that it has no direct or material indirect ownership interest in the trust.
 The services provided to the trust include (1) audit of annual financial statements and, if requested, an audit of semiannual financial statements;
(2) assistance and consultation in connection with SEC filings; and (3) if requested, review of the federal income tax returns filed on behalf of the trust. In recommending the selection of the trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Coopers & Lybrand are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
3. TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve a proposal to amend Article VIII, Section 1 of the Declaration of Trust. The amendment would provide voting rights based on a shareholder's total dollar interest in a fund (dollar-based voting), rather than on the number of shares owned, for all shareholder votes for a fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
 BACKGROUND. Spartan Ginnie Mae Fund, Spartan Maryland Municipal Income Fund, Spartan Short-Intermediate Municipal Fund, Spartan Intermediate Municipal Fund, Spartan Municipal Income Portfolio, and Spartan Aggressive Municipal Fund are funds of Fidelity Union Street Trust, an open-end management investment company organized as a Massachusetts business trust. Currently, there are no other funds in the trust. Shareholder of each fund vote separately on matters concerning only that fund and vote on a trust-wide basis on matters that effect the trust as a whole, such as electing trustees or amending the Declaration of Trust. Currently, under the Declaration of Trust, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the trust.
 The original intent of the one share, one-vote provision was to provide equitable voting rights as required by the 1940 Act. In the case where a trust has several series or funds, such as Fidelity Union Street Trust, voting rights may have become disproportionate since the net asset value per share (NAV) of the separate funds diverge over time. The Staff of the SEC has issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The proposed amendment will comply with the conditions stated in the no-action letter.
 REASON FOR PROPOSAL. If approved, the amendment would provide a more equitable distribution of voting rights than the one-share, one-vote system currently in effect for certain votes. The voting power of shareholders would be commensurate with the value of the shareholder's dollar investment rather than with the number of shares held.
 Under the current voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount invested in a fund with a higher NAV. The table below shows each fund's net asset value.


                                       Net Asset Value as    $1,000 investment
                                       of                    in terms of shares
                                       April 30, 1994        on
                                                             April 30, 1994

Spartan Ginnie Mae Fund                $

Spartan Maryland Municipal             $
  Income Fund

Spartan Short-Intermediate             $
   Municipal Fund

Spartan Intermediate Municipal         $
  Fund

Spartan Municipal Income Port-         $
  folio

Spartan Aggressive Municipal           $
   Fund


 For example, Spartan Maryland Municipal Income Fund shareholders would have approximately ______% greater voting power than Spartan Municipal Income Portfolio shareholders because at current NAVs, a $1,000 investment in Spartan Maryland Municipal Income Portfolio would equal ____ shares whereas a $1,000 investment in Spartan Municipal Income Portfolio would equal _____ shares. Accordingly, a one share, one-vote system may provide certain shareholders with a disproportionate ability to affect the vote relative to shareholders of other funds in the trust. If dollar-based voting had been in effect, each shareholder would have had 1,000 voting shares. Their voting power would be proportionate to their economic interest which FMR believes is a more equitable result, and is the result in a typical corporation where each voting share generally has an equal market price.

 AMENDMENT TO THE DECLARATION OF TRUST. Article VIII, Section 1 determines the method of calculating voting rights for all shareholder votes for a fund. If approved, Article VIII, Section 1 will be amended as follows (material to be added is underlined and material to be deleted is [bracketed]):
ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS
VOTING POWERS
 Section 1. The Shareholders shall have power to vote...On any matter submitted to a vote of the Shareholders, all shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. [Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.] "((A shareholder of each series shall be entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) per share of such series, on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.))" There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust to be taken by Shareholders.
 CONCLUSION. If approved, the amendment will take effect immediately after the shareholder meeting or after any adjournments thereof. The Trustees believe the proposed amendment will benefit the trust by bringing greater equality in voting rights among all shareholders of the trust. The Trustees recommend that shareholders vote FOR the proposed amendment to the Declaration of Trust. If the amendment is not approved, the Declaration of Trust will remain unchanged.
4. TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER NOTIFICATION OF APPOINTMENT OF TRUSTEES.
 The trust's Declaration of Trust provides that in the case of a vacancy on the Board of Trustees, the remaining Trustees shall fill the vacancy by appointing a person they, in their discretion see fit, consistent with the limitations of the 1940 Act. Section 16 of the 1940 Act states that a vacancy may be filled by the Trustees, if after filling the vacancy, at least two-thirds of the Trustees then holding office were elected by the outstanding shareholders of the trust. It also states that if at any time less than 50% of the Trustees were elected by shareholders, a shareholder meeting must be called within 60 days for the purposes of electing Trustees to fill the existing vacancies.
 The Declaration of Trust currently requires that within three months of a Trustee appointment, notification of such be mailed to each shareholder of the trust. Trustees also may appoint a Trustee in anticipation of a current Trustee's retirement or resignation, or in the event of an increase in the number of Trustees. An appointment in this case currently requires shareholder notification within three months of the appointment under the current Declaration of Trust.
 Subject to shareholder approval, the Trustees intend to eliminate the notification requirement from the Trust's Declaration of Trust. The language to be deleted from the Declaration of Trust is [bracketed].
ARTICLE IV
the TRUSTEES
RESIGNATION AND APPOINTMENT OF TRUSTEES
 Section 4. In case of the declination, death, resignation, retirement, removal, incapacity, or inability of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. [Within three months of such appointment the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the trust.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid] in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power of appointment is subject to the provisions of Section 16 (a) of the 1940 Act.

 Notifying a trust's shareholders in the event of an appointment of a Trustee is not required by any federal or state law. Such notification to all shareholders of a trust would be costly to the funds of the trust. If the proposal is approved, shareholders will be notified of Trustee appointments in the next financial report for the fund. Other than eliminating the notification requirement, this proposal does not amend any other aspect of Trustee resignation or appointment.
 CONCLUSION. The Board of Trustees has concluded that the proposed elimination of the Declaration of Trust's shareholder notification requirement in the event of an appointment of a Trustee is in the best interests of the trust's shareholders. The Trustees recommend voting FOR the proposed amendment. If the proposal is not approved, the Declaration of Trust's current section entitled "Resignation and Appointment of Trustees" will remain unchanged.
5. TO AMEND THE DECLARATION OF TRUST TO PROVIDE EACH FUND WITH THE ABILITY TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of the funds approve, a proposal to amend Article V, Section 1 of the Declaration of Trust to clarify that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company with substantially the same investment objective and policies ("Pooled Fund Structure"). The purpose of the Pooled Fund Structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. In order to implement a Pooled Fund Structure, both the Declaration of Trust and the funds' policies must permit the structure. Currently, each fund's policies do not allow for such investments. Proposal 6 on page __ seeks each fund's shareholder approval to adopt a fundamental investment policy to permit investment in another open-end investment company. This proposal, which amends the Declaration of Trust, clarifies the Board's ability to implement the Pooled Fund Structure if a fund's policies permit it.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled investment, or "master" fund. For example, a money market fund offering institutional services for large investors might pool its investments with another money market fund that offers checkwriting for individuals. This structure allows several feeder funds with substantially the same objective but different distribution and servicing features to combine their investments and manage them as one master pool instead of managing them separately. The feeder funds combine their investments by investing all of their assets in one master pooled fund which would be organized as an open-end management investment company (mutual fund). (Each feeder fund invested in a single master pooled investment retains its own characteristics, but is able to achieve operational efficiencies through investing together with the other feeder funds in the Pooled Fund Structure.) The current Declaration of Trust does not specifically provide the Trustees the ability to authorize the Pooled Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually reviews methods of structuring mutual funds to take maximum advantage of potential efficiencies. While neither FMR nor the Trustees has determined that a fund should invest in a Pooled Fund, the Trustees believe it could be in the best interest of each fund to adopt such a structure at a future date. If this proposal is approved, the Declaration of Trust amendment would provide the Trustees with the power to authorize a fund to invest all of its assets in a single open-end investment company. The Trustees will authorize such a transaction only if a Pooled Fund Structure is permitted under the fund's investment policies (see Proposal 6), if they determine that a Pooled Fund Structure is in the best interest of a fund, and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. The Trustees will specifically consider the impact, if any, on fees paid by the fund as a result of adopting a Pooled Fund structure. Although the current Declaration of Trust does not contain any explicit prohibition against implementing a Pooled Fund Structure, the specific authority is being sought in the event the Trustees deem it appropriate to adopt a Pooled Fund Structure in the future.
 AMENDMENT TO THE DECLARATION OF TRUST. If the proposal is approved,
Article V, Section 1 of the Declaration of Trust will be amended as follows: (material to be added is underlined):
 "Subject to any applicable limitation in the Declaration of Trust or the Bylaws of the Trust, the Trustees shall have power and authority:
 "(((t) Notwithstanding any other provision hereof, to invest all of the assets of any series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company;))"
 CONCLUSION. The Trustees believe the proposed amendment will benefit the funds by providing the Trustees with the flexibility to adopt a Pooled Fund Structure in the future if permitted by a fund's investment policies and if the Trustees determine it to be in the best interest of the fund. The Trustees recommend that shareholders vote FOR the proposed amendment to the Declaration of Trust. If approved, the amendment to the Declaration of Trust will take effect immediately after the shareholder meeting or any adjournments thereof. If the proposal is not approved, Article V, Section 1 of the Declaration of Trust will remain unchanged.
6. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR EACH FUND PERMITTING A FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of each fund approve, the adoption of a new fundamental investment policy that would permit each fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies ("Pooled Fund Structure"). The purpose of pooling would be to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled "master" fund. In order to implement a Pooled Fund Structure, an amendment to the Declaration of Trust is proposed, as is the adoption of a new fundamental investment policy. Proposal 5 proposes to amend the Declaration of Trust, and if approved, would allow the Trustees to authorize the conversion to a Pooled Fund Structure when permitted by a fund's policies. This proposal would add a fundamental policy for each fund that permits a Pooled Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies. While neither the Board nor FMR has determined that a fund should invest in a master fund, the Trustees believe it could be in the best interests of each fund to adopt such a structure at a future date.
 At present, certain of each fund's fundamental investment policies and limitations would prevent a fund from investing all of its assets in another investment company, and would require a vote of shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders vote to permit each fund's assets to be invested in a single Pooled Fund, without a further vote of shareholders, if the Trustees determine that action to be in the best interests of a fund and its shareholders.
Approval of Proposal 5 provides the Trustees with explicit authority to approve a Pooled Fund Structure. If shareholders approve this proposal, certain fundamental and non-fundamental policies and limitations of each fund that currently prohibit investment in shares of one investment company would be modified to permit the investment in a Pooled Fund. These policies include Spartan Municipal Income Portfolio's limitation on investing more than 25% of total assets in a single industry.
 DISCUSSION. FMR may manage a number of mutual funds with similar investment objectives, policies, and limitations but with different features and services (Comparable Funds). Were these Comparable Funds to pool their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Pooled Fund Structure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.
 Each fund's method of operation and shareholder services would not be materially affected by its investment in a Pooled Fund, except that the assets of a fund would be managed as part of a larger pool. Were a fund to invest all of its assets in a Pooled Fund, it would hold only a single investment security, and the Pooled Fund would directly invest in individual securities pursuant to its investment objective. The Pooled Fund would be managed by FMR or an affiliate, such as FMR Texas in the case of a money market fund. The Trustees would retain the right to withdraw a fund's investments from a Pooled Fund at any time and would do so if the Pooled Fund's investment objective and policies were no longer appropriate for the fund. The fund would then resume investing directly in individual securities as it does currently. Whenever a fund is asked to vote at a shareholder meeting of the Pooled Fund, the fund will hold a meeting of its shareholders if required by applicable law or the fund's policies to vote on the matters to be considered at the Pooled Fund shareholder meeting. The fund will cast its votes at the Pooled Fund meeting in the same proportion as the fund's shareholders voted at theirs. The fund would otherwise continue its normal operations.
 At present, the Trustees have not considered any specific proposal to authorize pooling of assets. The Trustees will authorize investing each fund's assets in a Pooled Fund only if they determine that pooling is in the best interests of the fund and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. In determining whether to invest in a Pooled Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Pooled Fund if doing so would materially increase costs (including fees) to shareholders.
 FMR intends to seek federal and state regulatory approval in order to allow the Fidelity funds to invest in Pooled Funds. There is, of course, no assurance that all necessary regulatory approvals will be obtained, or that cost reductions or increased efficiencies will be achieved.
 FMR may benefit from the use of a Pooled Fund if overall assets are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to each fund may be reduced. If a fund's investment in a Pooled Fund were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when a Pooled Fund structure is implemented.
 PROPOSED FUNDAMENTAL POLICY. To allow each fund to invest in a Pooled Fund at a future date, the Trustees recommend that each fund adopt the following fundamental policy:

  "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund."

 If the proposal is adopted, the Trustees intend to adopt a non-fundamental investment limitation for each fund which states:

  "The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund."

 CONCLUSION.   The Board of Trustees recommends that each fund's
shareholders vote to adopt a new fundamental policy that would permit each fund, subject to future review by the Board of Trustees as described above, to invest all of its assets in an open-end investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. If the proposal is not adopted each fund's current fundamental investment policies will remain unchanged with respect to potential investment in Pooled Funds.
7. TO ELIMINATE SPARTAN SHORT-INTERMEDIATE MUNICIPAL FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION TO PERMIT INCREASED INVESTMENTS IN SECURITIES OF ANY SINGLE ISSUER.
 The fund's current fundamental investment limitation concerning diversification is as follows:
 "The fund may not purchase the securities of any issuer (except the United States government, its agencies or instrumentalities) if, with respect to 75% of its total assets, it would cause more than 5% of its total assets to be invested in the securities of such issuer (as used herein, the entity which has the ultimate responsibility for payment of interest and principal on a particular security will be treated as its issuer)."
 The Trustees recommend that shareholders of the fund vote to change the fund from a "diversified" fund to a "non-diversified" fund (as defined by the Investment Company Act of 1940). If the proposal is approved, the Trustees intend to replace the above fundamental limitation with a non-fundamental limitation that could be changed without a vote of shareholders.

 If the proposal is approved by shareholders, the Trustees intend to adopt the following non-fundamental investment limitation which is standard for all Spartan federal municipal funds managed by FMR:
 "To meet federal tax requirements for qualification as a "regulated investment company," the fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "Government securities" as defined for federal tax purposes."

 As a diversified fund, with respect to 75% of its total assets the fund may not invest more than 5% of its assets in the securities of any one issuer (provided that this policy does not apply to U.S. government securities). As to the remaining 25% of total assets, there is no fundamental limitation on the amount of assets the fund could invest in a single issuer. The proposed amendment would modify this limitation to permit the fund to invest up to 25% of its total assets in a single issuer with respect to 50% of its assets rather than the 25% currently permitted. If the proposal is approved, therefore, the fund would be required to invest 50% of its total assets so that no more than 5% of total assets would be invested in any one issuer. As to the remaining 50% of total assets, the fund would be permitted to invest up to 25% of its total assets in one or more issuers. This would permit the fund, for example, to invest 25% of its total assets in one issuer and another 25% in securities of another issuer.

 The primary purpose of the proposal is to give the fund greater investment flexibility by permitting it to acquire larger positions in the securities of individual issuers. The fund seeks high current income that is exempt from federal income tax while stressing preservation of capital by investing in securities judged to be of equivalent quality to those rated A or better. This investment strategy creates a limited universe of available securities the fund may purchase. FMR believes that this increased flexibility may provide opportunities to enhance the fund's performance by allowing the fund to acquire larger positions in the securities of individual issuers. At the same time, investing a larger percentage of the fund's assets in a single issuer's securities increases the fund's exposure to credit and other risks associated with that issuer's financial condition and business operations. FMR will only use this increased flexibility to acquire larger positions in the securities of a single issuer when it believes the securities' potential return justifies accepting the risks involved.

 In addition, the proposal modifies the considerations used in identifying an issuer to conform to the factors used for other Fidelity funds. If the proposal is approved, FMR will consider a) the entity or entities responsible for payment of interest and repayment of principal and the source of such payments, b) the method by which assets and revenues of an issuing political subdivision are distinguished from those of other political entities, and c) whether a governmental body is guaranteeing the security.
 CONCLUSION. The Trustees believe that the proposed amendment will benefit the fund by providing more investment flexibility, which may result in enhanced fund performance. The Trustees recommend that shareholders vote FOR the proposed amendment. If the proposal is not approved, the current limitation will remain unchanged.

ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 The primary purpose of Proposals 8 through 14 is to revise several of the funds' investment limitations to conform to limitations which are the standards for similar types of funds managed by FMR. The Board of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations. Generally, when fundamental limitations are eliminated, Fidelity's standard non-fundamental limitations replace them. By making these limitations non-fundamental, the Board of Trustees may amend a limitation as they deem appropriate, without seeking shareholder vote. The Board of Trustees would amend the limitations to respond, for instance, to developments in the marketplace, or changes in federal or state law. The costs of shareholder meetings if called for these purposes are generally borne by the fund and its shareholders.
 It is not anticipated that these proposals will substantially affect the way a fund is currently managed. However, FMR is presenting them to you for your approval because FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of a new or revised limitation is not likely to have any impact on the current investment techniques employed by a fund, it will contribute to the overall objectives of standardization.
8. TO ELIMINATE SPARTAN GINNIE MAE FUND'S AND SPARTAN MUNICIPAL INCOME PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS CONCERNING SHORT SALES OF SECURITIES.
  Spartan Ginnie Mae Fund's current fundamental limitation on selling securities short is as follows:
 "The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short."
 Spartan Municipal Income Portfolio's current fundamental limitation on selling securities short is as follows:
 "The fund may not sell securities short, unless it owns, or by virtue of its ownership of other securities has the right to obtain at no added cost, securities equivalent in kind and amount to the securities sold short; provided that transactions in futures contracts are not deemed to constitute short sales."
 The Trustees of each fund recommend that shareholders vote to eliminate the above fundamental investment limitations. If the proposal is approved, the Trustees intend to replace the current fundamental limitations with a non-fundamental limitation that could be changed without a vote of shareholders. The proposed non-fundamental limitation is set forth below, with a brief analysis of the substantive differences between it and the current limitations.
 In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells securities short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through its ownership of warrants, options, or convertible bonds. If the proposal is approved by shareholders of each respective fund, the Trustees intend to adopt the following non-fundamental investment limitation on short selling, which would permit short sales against the box:
 "The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short."
 For Spartan Municipal Income Portfolio, the proposed non-fundamental limitation would clarify that transactions in futures contracts and options are not deemed to constitute selling securities short.
 Certain state regulations currently prohibit mutual funds from entering into any short sales, other than short sales against the box. If the proposal is approved, however, the Board of Trustees would be able to change the proposed non-fundamental limitation in the future, without a vote of shareholders, if state regulations were to change to permit other types of short sales, or if waivers from existing requirements were available, subject to appropriate disclosure to investors.
 Neither fund currently anticipates entering into any short sales including short sales against the box. If the proposal is approved, however, either fund would be able to change that policy in the future, without a vote of shareholders, subject to the supervision of the Trustees and appropriate disclosure to existing and prospective investors.
 Although elimination of the funds' fundamental limitations on short selling is unlikely to affect each fund's investment techniques at this time, in the event of a change in state regulatory requirements, each fund may alter its investment practices in the future. The Board of Trustees believes that efforts to standardize each fund's investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page __) and are in the best interests of shareholders.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to eliminate each fund's fundamental investment limitation regarding short sales of securities. If approved, the proposal will take effect immediately. If the proposal is not approved by the shareholders of each fund, that fund's current limitation will remain unchanged.
9. TO ELIMINATE SPARTAN GINNIE MAE FUND'S AND SPARTAN MUNICIPAL INCOME PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS CONCERNING MARGIN PURCHASES.
 Spartan Ginnie Mae Fund's current fundamental investment limitation concerning purchasing securities on margin is as follows:
 "The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin."
 Spartan Municipal Income Portfolio's current fundamental investment limitation concerning purchasing securities on margin is as follows:
 "The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that the fund may make initial and variation margin payments in connection with transactions in futures contracts and options on futures contracts."
 The Trustees recommend that shareholders of each fund vote to eliminate the above fundamental investment limitations. If the proposal is approved, the Trustees intend to adopt a non-fundamental limitation for each fund that could be changed without a vote of shareholders. The proposed non-fundamental limitation is set forth below, with a brief analysis of the substantive differences between it and the current limitations.
  Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. Each fund's current fundamental limitation prohibits the fund from purchasing securities on margin, except to obtain short-term credits as may be necessary for the clearance of transactions and for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts. Mutual funds are also permitted to obtain short-term credits as may be necessary for the clearance of transactions. With these exceptions, mutual funds are prohibited from entering into most types of margin purchases by applicable SEC policies. The proposed non-fundamental limitation includes these exceptions.
 If the proposal is approved by shareholders, the Trustees intend to adopt the following non-fundamental investment limitation, which would prohibit margin purchases except as permitted under the conditions referred to above:
 "The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin."
 Although elimination of each fund's fundamental limitation on margin purchases is unlikely to affect the funds' investment techniques at this time, in the event of a change in federal regulatory requirements, the funds may alter their investment practices in the future. The Board of Trustees believes that efforts to standardize investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page __) and are in the best interests of shareholders.
 CONCLUSION. The Trustees recommend voting FOR the proposal to eliminate each fund's fundamental investment limitation regarding margin purchases. If approved, the new non-fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of each fund, that fund's current limitation will remain unchanged.
10. TO AMEND SPARTAN MUNICIPAL INCOME PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING.
 Spartan Municipal Income Portfolio's current fundamental investment limitation concerning borrowing states:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
Subject to shareholder approval, the Trustees intend to replace the fund's current fundamental investment limitation with the following amended fundamental investment limitation governing borrowing:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
The primary purpose of the proposal is to revise the fund's fundamental borrowing limitation to conform to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page __.) If the proposal is approved, the amended fundamental borrowing limitation cannot be changed without a future vote of shareholders.
Adoption of the proposed limitation concerning borrowing is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, the proposal would clarify one point. Under the current limitation, the fund must reduce borrowings that come to exceed 33 1/3% of total assets only when there is a decline in net assets.
CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund. Accordingly, the Trustees recommend that shareholders of the fund vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
11. TO AMEND SPARTAN MUNICIPAL INCOME PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS WITHIN A SINGLE INDUSTRY.
 The fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:
  "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies, instrumentalities, territories or possessions, or issued or guaranteed by a state government or political subdivision thereof) if, as a result, more than 25% of the value of its total assets would be invested in securities of companies having their principal business activities in the same industry."
 Subject to shareholder approval, the Trustees of the fund intend to replace this fundamental investment limitation with the following amended fundamental investment limitation governing concentration:
  "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry."
 The primary purpose of the proposal is to revise the fund's fundamental concentration limitation to conform to a limitation which is expected to become the standard for funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page __.) If the proposal is approved, the new fundamental concentration limitation cannot be changed without a future vote of shareholders.
  The proposed fundamental limitation differs from the existing limitation because it explicitly excludes tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision thereof. Otherwise, adoption of the new limitation is not expected to affect the way in which the fund operates.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund. The Trustees recommend voting FOR the proposed amendment. The new limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund's current fundamental investment limitation will remain unchanged.
12. TO AMEND SPARTAN MUNICIPAL INCOME PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL ESTATE.
 The fund's fundamental investment limitation concerning real estate currently states:
 "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling marketable securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the fund from purchasing interests in pools of real estate mortgage loans)."
 Subject to shareholder approval, the Trustees intend to replace this fundamental investment limitation with the following fundamental investment limitation governing purchases and sales of real estate.
 "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business)."
 The primary purpose of the proposed amendment is to clarify the types of securities in which the fund is authorized to invest and to conform the fund's fundamental real estate limitation to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page __.) If the proposal is approved, the new fundamental real estate limitation may not be changed without a future vote of shareholders.
 Adoption of the proposed limitation concerning real estate is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. The fund does not expect to acquire real estate. However, the proposed limitation would clarify two points. First, the proposed limitation would make it explicit that the fund may acquire a security or other instrument, of which the payments of interest and principal may be secured by a mortgage or other right to foreclose on real estate, in the event of default. Second, the proposed limitation would clarify the fact that the fund may invest without limitation in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing, or operating real estate projects (e.g., securities of issuers that develop various industrial, commercial, or residential real estate projects such as factories, office buildings, or apartments). Any investments in these securities or other instruments are, of course, subject to the fund's investment objective and policies and to other limitations regarding diversification and concentration. The proposed limitation eliminates the restriction that securities issued by companies or other entities that deal in real estate be marketable. The fund's investment in illiquid securities will be limited to 10% of its total assets under the existing non-fundamental limitation.
 CONCLUSION. The Board of Trustees has concluded that the adoption of the proposed amendment will benefit the fund and its shareholders. The Trustees recommend that shareholders of the fund vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
13. TO AMEND SPARTAN MUNICIPAL INCOME PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING COMMODITIES.
 The fund's current fundamental investment limitation concerning commodities states:
 "The fund may not purchase or sell physical commodities (but this shall not prevent the fund from purchasing and selling futures contracts)."
 Subject to shareholder approval, the Trustees intend to replace this fundamental investment limitation with the following fundamental investment limitation governing commodities.
 "The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities)."
 The primary purpose of this proposal is to implement a fundamental investment limitation on commodities that conforms to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page __.) If the proposal is approved, the new fundamental commodities limitation cannot be changed without a future vote of shareholders.
  Adoption of the proposed limitation on commodities is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, the proposed limitation would clarify two points. First, the proposed limitation would make it explicit that the fund may acquire physical commodities as the result of ownership of securities or other instruments. Second, the proposed limitation would clarify that the fund may invest without limit in securities or other instruments backed by physical commodities. Any investments of this type are, of course, subject to the fund's investment objective, policies, and other limitations.
 CONCLUSION. The Board of Trustees has concluded that the adoption of the proposed amendment will benefit the fund and its shareholders. The Trustees recommend that shareholders of the fund vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
14.  TO AMEND SPARTAN MUNICIPAL INCOME PORTFOLIO'S FUN-   DAMENTAL
INVESTMENT LIMITATION CONCERNING LEND-       ING.
 The current fundamental investment limitation concerning lending for the fund is as follows:
 "The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties; except (a) through the purchase of a portion of an issue of debt obligations in accordance with its investment objective, policies, and limitations, or (b) by engaging in repurchase agreements with respect to portfolio securities."
 Subject to shareholder approval, the Trustees intend to replace the limitation with the following fundamental investment limitation governing lending:
 "The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements."
 The primary purpose of this proposal is to revise the fund's fundamental lending limitation to conform to a limitation expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page __.) If the proposal is approved, the new fundamental lending limitation cannot be changed without a future vote of shareholders.
 Adoption of the proposed limitation on lending is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the instruments in which the fund invests. However, the proposed limitation would clarify two points. First, the proposed limitation provides specific authority for the fund to acquire the entire portion of an issue of debt securities. Ordinarily, if a fund purchases an entire issue of debt securities, there may be greater risks of illiquidity and unavailability of public information if the issuer has no other issue of securities outstanding, and it may be more difficult to obtain pricing information to be used in establishing the fund's daily share price. Second, the proposed amendment eliminates the reference to "portfolio securities" in the exception for repurchase agreements.
  The fund currently has a non-fundamental limit, that, restricts the fund from engaging in repurchase agreements and making loans other than by purchasing debt securities.
 The Trustees may change non-fundamental limitations in response to regulatory, market, legal or other developments without further approval by shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund and is in the best interest of shareholders. The Trustees recommend voting FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved by shareholders of the fund, the fund's current limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies whose net assets as of December 31, 1993, were in excess of $230 billion. The Fidelity family of funds currently includes a number of funds with a broad range of investment objectives and permissible portfolio compositions. The Boards of these funds are substantially identical to that of this trust. In addition, FMR serves as investment adviser to certain other funds which are generally offered to limited groups of investors. Information concerning the advisory fees, net assets, and total expenses of the funds advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit __ on page __.
 Several affiliates of FMR are also engaged in the investment advisory business. Fidelity Management Trust Company provides trustee, investment advisory, and administrative services to retirement plans and corporate employee benefit accounts. Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far
East), both wholly owned subsidiaries of FMR formed in 1986, supply investment research information, and may supply portfolio management services to FMR in connection with certain funds advised by FMR. FMR Texas Inc., a wholly owned subsidiary of FMR formed in 1989, supplies portfolio management and research services in connection with certain money market funds advised by FMR.
 FMR, its officers and directors, its affiliated companies and personnel, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions which have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Consolidated Statement of Financial Condition of Fidelity Management & Research Company as of December 31, 1993 is shown beginning on page
__.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; J. Gary Burkhead, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Burkhead, John H. Costello, Norman Lind, David Murphy Leland Barron, Gary L. French, and Arthur S. Loring, are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello all of these persons are stockholders of FMR Corp. FMR's address is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of the Directors of FMR.
 All of the stock of FMR is owned by a parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions, Fidelity Service Co., which is the transfer and shareholder servicing agent for certain of the retail funds advised by FMR, Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for certain institutional customers, and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization. Messrs. Johnson 3d, Burkhead, William L. Byrnes, James C. Curvey, and Caleb Loring, Jr. are the Directors of FMR Corp. On March 31, 1994, Messrs. Johnson 3d, Burkhead, Curvey, and Loring, Jr. and Ms. Abigail Johnson owned approximately 34%, 3%, 3%, 8%, and 25%, respectively, of the voting common stock of FMR Corp. In addition, various Johnson family members and various trusts for the benefit of Johnson family members, for which Messrs. Burkhead, Curvey, or Loring, Jr. are Trustees, owned in the aggregate approximately 28% of the voting common stock of FMR Corp. Messrs. Johnson 3d, Burkhead, and Curvey owned approximately 2%, 3% and 1%, respectively, of the non-voting common stock of FMR Corp. In addition, various trusts for the benefit of members of the Johnson family, for which Mr. Loring, Jr. is the sole Trustee, and other trusts for the benefit of Johnson family members, through limited partnership interests in a partnership the corporate general partner of which is controlled by Mr. Johnson 3d, Mr. Loring, Jr., and other Johnson family members, together owned approximately 42% of the non-voting common stock of FMR Corp. Through ownership of voting common stock, Edward C. Johnson 3d (President and a Trustee of the trust), Johnson family members, and various trusts for the benefit of the Johnson family form a controlling group with respect to FMR Corp.
 During the period August 1, 1992 through March 31, 1994, the following transactions were entered into by officers and/or Trustees of the fund or of FMR Corp. involving more than 1% of the voting common, non-voting common or preferred stock of FMR Corp. Mr. C. Bruce Johnstone redeemed an aggregate of 25,500 shares of non-voting common stock for an aggregate cash payment of approximately $3.4 million. Mr. Morris J. Smith redeemed 15,000 shares of non-voting common stock for a cash payment of approximately $1.8 million.
PRESENT MANAGEMENT CONTRACTS
Spartan Ginnie Mae Fund, Spartan Maryland Municipal Income Fund, Spartan Short-Intermediate Municipal Fund, Spartan Intermediate Municipal Fund, Spartan Municipal Income Portfolio, and Spartan Aggressive Municipal Fund employ FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, and compensates all officers of the trust, all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the trust or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the funds. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state law; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Board of Trustees.
 FMR is responsible for the payment of all expenses of each fund with certain exceptions. Specific expenses payable by FMR include, without limitation, the fees and expenses of registering and qualifying the funds and their shares for distribution under federal and state securities laws; expenses of typesetting for printing the Prospectuses and Statements of Additional Information; custodian charges; audit and legal expenses; insurance expense; association membership dues; and the expenses of mailing reports to shareholders, shareholder meetings, and proxy solicitations. FMR also provides for transfer agent and dividend disbursing services and portfolio and general accounting record maintenance through Fidelity Service Co. (FSC).
 FMR pays all other expenses of each fund with the following exceptions: fees and expenses of all Trustees who are not "interested persons" of the trust or FMR (the non-interested Trustees); interest on borrowings; taxes; brokerage commissions (if any); and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify the officers and Trustees with respect to litigation.
 FMR is Spartan Municipal Income Portfolio's and Spartan Ginnie Mae Fund's manager pursuant to management contracts dated April 19, 1990 and December 13, 1990, respectively, which were approved by shareholders of the funds on December 12, 1990 and January 22, 1992, respectively. FMR is Spartan Maryland Municipal Income Fund's, Spartan Intermediate Municipal Fund's, and Spartan Aggressive Municipal Fund's manager pursuant to management contracts dated March 18, 1993. The contracts were approved by FMR, then the sole shareholder of each fund on March 18, 1993 (Spartan Maryland Municipal Income Fund) and April 8, 1993 (Spartan Intermediate Municipal Fund and Spartan Aggressive Municipal Fund). FMR is Spartan Short-Intermediate Municipal Fund's manager pursuant to a management contract dated October 18, 1993. The contract was approved by Fidelity Municipal Trust as sole shareholder of the fund on October 18, 1993, in conjunction with an Agreement and Plan to convert the fund from a series of one Massachusetts business trust to another Massachusetts business trust. The Agreement and Plan of conversion was approved by public shareholders of the fund on August 18, 1993. Besides reflecting the fund's conversion, the October 18, 1993 contract is identical to the fund's prior management contract with FMR, which was approved by shareholders on November 13, 1991.

 For the services of FMR under each contract, the funds pay FMR a monthly management fee at the annual rate of .55% (Spartan Municipal Income Portfolio, Spartan Maryland Municipal Income Fund, Spartan Intermediate Municipal Fund, and Spartan Short-Intermediate Municipal Fund), .60% (Spartan Aggressive Municipal Fund), and .65% (Spartan Ginnie Mae Fund), respectively, of average net assets throughout the month. FMR reduces its fee by an amount equal to the fees and expenses of the non-interested Trustees.

 Under Spartan Short-Intermediate Municipal Fund's former contract (dated March 1, 1989), FMR was compensated for managing the fund's investments and business affairs. The fund was responsible for paying expenses for maintaining shareholder records, furnishing shareholder statements and reports, and other services now paid for by FMR under its current contract with the fund.

 FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses). The following tables outline expense limitations (as a percentage of each fund's average net assets) in effect from each fund's commencement of operations through August 31, 1993. The tables also show the amount of management fees incurred under each contract and the amounts reimbursed by FMR, if any, for each fiscal period from commencement of operations through August 31, 1993.

SPARTAN GINNIE MAE FUND:
From                To                  Expense Limitation

July 1, 1993                       --   .65%

June 1, 1993        June 30, 1993       .55%

May 1,  1993        May 31, 1993        .48%

March 1, 1993       April 30, 1993      .42%

February 1, 1993    February 28, 1993   .38%

November 1, 1992    January 31, 1993    .30%

September 1, 1992   October 31, 1992    .25%

June 8, 1992        August 31, 1992     .20%

June 1, 1992        June 7, 1992        .30%

March 1, 1992       May 31, 1992        .25%

February 1, 1992    February 29, 1992   .20%

January 1, 1992     January 31, 1992    .15%

November 1, 1991    December 31, 1991   .05%

December 27, 1990   October 31, 1991    .00%

                 Management Fees        Amount of
Fiscal Period    Before Reimbursement   Reimbursements



1993             $4,979,106                  $ 1,826,476

1992             $4,578,394                  $ 3,406,160

1991             $675,713               $ 415,515

SPARTAN MARYLAND MUNICIPAL INCOME FUND:
From             To                     Expense Limitation

April 22, 1993                     --   .00%

                Management Fees        Amount of
Fiscal Period   Before Reimbursement   Reimbursement



1993*           $26,690                $26,690

*From April 22, 1993 (commencement of operations) through August 31, 1993.

SPARTAN SHORT-INTERMEDIATE MUNICIPAL FUND:
From              To                         Expense Limitation

October 1, 1990          November 30, 1991   .55%

                Management Fees        Amount of
Fiscal Period   Before Reimbursement   Reimbursements



 1993**         $2,998,716                  $ 0

1992*           $2,501,011                  $ 0

1991*           $540,898               $ 235,504

  *For the fiscal year ended December 31.
**For the fiscal period ended August 31.
SPARTAN INTERMEDIATE MUNICIPAL FUND:
From             To                        Expense Limitation

April 26, 1993           August 31, 1993   .00%

                Management Fees        Amount of
Fiscal Period   Before Reimbursement   Reimbursement



1993*           $159,379               $ 159,379

  *From April 26, 1993 (commencement of operations) through August 31,
1993.
SPARTAN MUNICIPAL INCOME PORTFOLIO:
From                To                  Expense Limitation

July 1, 1993                      ---   .55%

June 1, 1993        June 30, 1993       .50%

November 1, 1992    May 31, 1993        .45%

September 1, 1992   October 31, 1992    .43%

May 1, 1992         August 31, 1992     .40%

November 1, 1991    April 30, 1992      .35%

June 1, 1991        October 31, 1991    .30%

March 1, 1991       May 31, 1991        .25%

January 1, 1991     February 28, 1991   .20%

November 1, 1990    December 31, 1990   .10%

June 4, 1990        October 31, 1990    .00%

                Management Fees        Amount of
Fiscal Period   Before Reimbursement   Reimbursements



1993            $4,777,234                      $
                                       708,981

1992            $4,076,246                  $ 1,392,507

1991            $1,622,413             $ 947,277



SPARTAN AGGRESSIVE MUNICIPAL FUND:
                Management Fees        Amount of
Fiscal Period   Before Reimbursement   Reimbursement



1993*           $13,061                $ 0

*From April 29, 1993 (commencement of operations) through August 31, 1993.

 To defray shareholder service costs, FMR or its affiliates also collect each fund's $5.00 exchange fee, $5.00 account closeout fee, $5.00 fee for wire purchases and redemptions, and $2.00 checkwriting charge (Spartan Short-Intermediate Municipal Fund and Spartan Intermediate Municipal Fund
only). Shareholder transaction fees and charges collected for fiscal 1993, 1992, and 1991 are indicated in the tables below.
SPARTAN GINNIE MAE FUND:
                Exchange    Account         Wire

Fiscal Period   Fees        Closeout Fees   Fees

1993            $ 54,015    $ 4,950         $ 2,905

1992            $ 52,225    $ 2,727         $ 4,610

1991            $   6,520   $    215        $    930

SPARTAN MARYLAND MUNICIPAL INCOME FUND:
                Exchange   Account         Wire

Fiscal Period   Fees       Closeout Fees   Fees

1993*              $ 40    $ 5               $ 5

  *From April 22, 1993 (commencement of operations) through August 31,
1993.
SPARTAN SHORT-INTERMEDIATE MUNICIPAL FUND:
                 Exchange    Account         Wire       Checkwriting

Fiscal Period    Fees        Closeout Fees   Fees       Charge

   1993**        $ 12,330    $ 1,215         $ 1,325     $ 708

 1992*           $ 22,080    $ 1,505         $ 3,590     $   0

 1991*           $  2,870+   $    410        $    605    $   0

  *For the fiscal year ended December 31.
**From January 1, 1993 through August 31, 1993.
  +From March 1, 1991.
                 Exchange   Account         Wire      Checkwriting

Fiscal Period    Fees       Closeout Fees   Fees      Charge

1993*              $  920   $ 45              $ 185     $ 22

*From April 26, 1993 (commencement of operations) through August 31, 1993. SPARTAN MUNICIPAL INCOME PORTFOLIO:
                Exchange    Account         Wire

Fiscal Period   Fees        Closeout Fees   Fees

1993            $ 23,542    $ 2,275         $ 2,135

1992            $ 21,308    $ 1,655         $ 2,975

1991            $   7,215   $    425        $ 1,095

SPARTAN AGGRESSIVE MUNICIPAL FUND:
                Exchange   Account         Wire

Fiscal Period   Fees       Closeout Fees   Fees

1993*              $ 20    $ 0               $ 30

*From April 29, 1993 (commencement of operations) through August 31, 1993.

PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in each fund's management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions. For Spartan Ginnie Mae Fund, commissions for foreign investments traded on foreign exchanges will generally be higher than for U.S. investments and may not be subject to negotiation.
 Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers is generally made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
 The receipt of research from broker-dealers that execute transactions on behalf of each fund may be useful to FMR in rendering investment management services to the funds or their other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
 Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to each fund and their other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
 FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI) and, with respect to Spartan Ginnie Mae Fund, Fidelity Brokerage Services. Ltd. (FBSL), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
 Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, except in accordance with regulations of the SEC. Pursuant to such regulations, the Board of Trustees has approved a written agreement that permits FBSI to effect portfolio transactions on national securities exchanges and to retain compensation in connection with such transactions. For the fiscal years ended August 31, 1993, 1992, and 1991, Spartan Municipal Income Portfolio paid no brokerage commissions. For the fiscal period January 1, 1993 through August 31, 1993, and the fiscal years ended December 31, 1992 and 1991, Spartan Short-Intermediate Municipal Fund paid no brokerage commissions. For the fiscal period April 26, 1993 (commencement of operations) through August 31, 1993, and April 29, 1993 (commencement of operations) through August 31, 1993, Spartan Intermediate Municipal Fund and Spartan Aggressive Municipal Fund, respectively, paid no brokerage commissions.
 The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the commissions paid by each fund over representative periods of time to determine whether they are reasonable in relation to the benefits to each fund.
  For fiscal 1993 and 1992, annual portfolio turnover rates amounted to:

1992          1993
Spartan Municipal Income Portfolio                 62%           50%
Spartan Ginnie Mae Fund                                168%         241%
Spartan Aggressive Municipal Fund                  n/a             53%*
Spartan Maryland Municipal Income Fund       n/a             29%*
Spartan Intermediate Municipal Fund               n/a             95%*
Spartan Short-Intermediate Municipal Fund     28%          56%*
*Annualized
 From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine, in the exercise of their business judgment, whether it would be advisable for each fund to seek such recapture.
 Although the Trustees and officers of the funds are substantially the same as those of other funds managed by FMR, investment decisions for each of the funds are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund.
 When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the officers of the funds involved to be equitable to each fund. In some cases, this system could have a detrimental effect on the price or value of a security as far as each of the funds is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the funds outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
CONTRACTS WITH COMPANIES AFFILIATED WITH FMR
(SPARTAN GINNIE MAE FUND)
 FSC performs transfer agency, dividend disbursing, and shareholder servicing functions for the fund. The costs of these services are borne by FMR pursuant to its management contract with the fund. FSC also calculates the fund's net asset value and dividends, maintains the fund's general accounting records, and administers the fund's securities lending program. The costs of these services are also borne by FMR pursuant to its management contract with the fund.
 The fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Each fund's distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR. INTEREST OF FMR AFFILIATES
(SPARTAN MARYLAND MUNICIPAL INCOME FUND, SPARTAN SHORT-INTERMEDIATE MUNICIPAL FUND, SPARTAN INTERMEDIATE MUNICIPAL FUND, SPARTAN MUNICIPAL INCOME PORTFOLIO, SPARTAN AGGRESSIVE MUNICIPAL FUND)
 United Missouri is each fund's custodian and transfer agent. United Missouri has entered into sub-contracts with FSC, an affiliate of FMR, under the terms of which FSC performs the processing activities associated with providing transfer agent and shareholder servicing functions for each fund. United Missouri has additional sub-contracts with FSC, pursuant to which FSC performs the calculations necessary to determine each fund's net asset value per share and dividends and maintains the funds' accounting records. United Missouri is entitled to reimbursement for fees paid to FSC from FMR, which must bear these costs pursuant to its management contract with each fund.

 Prior to December 1, 1991, State Street Bank and Trust Company (State Street) maintained a sub-contract with FSC on behalf of Spartan Short-Intermediate Municipal Fund for transfer agent and pricing and bookkeeping services. Pursuant to State Street's sub-contract with FSC effective June 1, 1989, the fund paid FSC an annual fee of $25.08 per basic retail account with a balance of $2,000 or more, $7.69 per basic retail account with a balance of less than $2,000, and a supplemental activity charge of $5.49 for monetary transactions. These fees and charges were subject to annual cost escalation based on changes in postal rates and changes in wage and price levels as measured by the National Consumer Price Index for Urban Areas. With respect to certain institutional client master accounts, Spartan Short-Interemediate Municipal Fund paid FSC a per-account fee and a monetary transaction fee of $65 and $14, respectively, or $60 and $12, respectively, depending on the nature of services provided.

 Under the June 1, 1989 contract, FSC paid out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bore the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders except proxy statements.

 The June 1, 1989 contract also provided that FSC would perform the calculations necessary to determine Spartan Short-Intermediate Municipal Fund's net asset value per share and dividends and maintain the fund's accounting records. The fee arrangement provided for an annual base fee (ranging from $40,000 to $200,000), based on the fund's average net assets; transaction fees charged for various portfolio transactions; and reimbursements for related out-of-pocket expenses. Transaction fees ranged from $5 to $40 for each portfolio transaction, depending on the type of transaction, and were adjusted to reflect labor cost increases. For the fiscal year ended December 31, 1991, FSC received $72,336 for pricing and bookkeeping services.
 Each fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Each fund's distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR. SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of Fidelity Service Co., P.O. Box 789, Boston, Massachusetts 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and each fund's respective Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
________

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Stockholder of Fidelity Management & Research Company
 (a Wholly-Owned Subsidiary of FMR Corp.):
 We have audited the accompanying consolidated statement of financial condition of Fidelity Management & Research Company as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
 In our opinion, the financial statement referred to above presents fairly, in all material respects, the consolidated financial position of Fidelity Management & Research Company as of December 31, 1993, in conformity with generally accepted accounting principles.


Boston, Massachusetts
January 28, 1994
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1993
(IN THOUSANDS)
________

ASSETS
Cash and cash equivalents   $ 109
Management fees receivable    103,826
Invested assets:
 Managed funds (market value $59,845,000)    56,416
 Other investments (fair value $25,816,000)    20,822
Property and equipment, net    141,584
Deferred income taxes    35,910
Note receivable from affiliate    11,250
Prepaid expenses and other assets     9,597
  Total Assets    $ 379,514
LIABILITIES AND STOCKHOLDER'S EQUITY
Payable to mutual funds   $ 8,580
Accounts payable and accrued expenses    30,349
Payable to parent company    235,232
Other liabilities    3,871
  Total Liabilities    278,032

Stockholder's equity:
Common stock, $.30 par value;
 authorized 50,000 shares;
 issued and outstanding
 26,500 shares    8
Additional paid-in capital    50,074
Retained earnings    51,400
  Total Stockholder's Equity    101,482
  Total Liabilities and Stockholder's Equity   $ 379,514
The accompanying notes are an integral part
of the consolidated statement of financial condition.
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
Fidelity Management & Research Company and Subsidiaries (the Company) provide investment management and advisory services and other services principally for the Fidelity Investments Family of Funds. The Company also provides computer support and systems development services to affiliated companies.
On March 1, 1993, ownership of the Company's wholly-owned subsidiary, Fidelity Investments Institutional Services Company, Inc. was distributed to the Company's parent. As of that date, this subsidiary had total assets and stockholder's equity of approximately $73,000,000, and $60,000,000, respectively.
PRINCIPLES OF CONSOLIDATION
The consolidated statement of financial condition includes the accounts of Fidelity Management & Research Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated.
INVESTED ASSETS
Managed funds investments (consisting primarily of Fidelity Mutual Funds) are carried at the lower of aggregate cost or market. Other investments consist primarily of investments in limited partnerships which are carried at cost. Certain restrictions exist with respect to the sale or transfer of these investments to third parties. For managed funds investments and other investments, fair value is determined by the quoted market price except in the case of restricted investments which are valued based on management's assessment of fair value. When the Company has determined that an impairment, which is deemed other than temporary, in the market or fair value of an investment has occurred, the carrying value of the investment is reduced to its net realizable value.
INCOME TAXES
The Company is included in the consolidated federal and certain state income tax returns filed by FMR Corp.
Effective January 1, 1993, FMR Corp. and the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between tax bases and financial reporting bases. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Adoption of this statement did not have a material impact on the Company's financial position.
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(CONTINUED)
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED:
PROPERTY AND EQUIPMENT
Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation of furniture and equipment is computed over the estimated useful lives of the related assets, which are principally three to five years, using the straight-line method. Leasehold improvements are amortized over the lesser of their economic useful lives or the period of the lease. Maintenance and repairs are charged to operations when incurred. Renewals and betterments of a nature considered to materially extend the useful life of the assets are capitalized.
PENSION AND PROFIT SHARING PLANS
The Company participates in FMR Corp.'s noncontributory defined benefit pension plan covering all of its eligible employees. There are no statistics available for the actuarial data of this separate company. There are no unfunded vested benefits.
The Company also participates in FMR Corp.'s defined contribution profit sharing and retirement plans covering substantially all eligible employees.
B. PROPERTY AND EQUIPMENT, NET
At December 31, 1993, property and equipment, at cost, consist of (in thousands):
 Furniture   $ 1,853
 Equipment (principally computer related)    320,141
 Leasehold improvements    6,712        328,706
 Less: Accumulated depreciation and amortization    187,122
     $ 141,584
C. NOTE RECEIVABLE FROM AFFILIATE
On December 2, 1993, the Company issued a non-recourse mortgage to an affiliate for property located in Irving, Texas. The $11,250,000 note receivable is due on January 1, 2009, and accrues interest at 7.6325%. Payments of principal and interest are due monthly.
D. TRANSACTIONS WITH AFFILIATED COMPANIES
In connection with its operations, the Company provides services to and obtains services from affiliated companies. Transactions related to these services are settled, in the normal course of business, through an intercompany account with the Company's parent, FMR Corp. The terms of these transactions may not be the same as those which would otherwise exist or result from agreements and transactions among unrelated parties.
EXHIBIT 1
         RATIO OF   RATIO OF NET
         ADVISORY FEES   ADVISORY FEES
         TO AVERAGE   TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS   NET ASSETS  EXPENSES TO
INVESTMENT   FISCAL   NET ASSETS   PURSUANT TO   PAID  AVERAGE NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS)   ADVISORY CONTRACT   TO FMR
(B)   ASSETS (B)
GROWTH AND INCOME
Advisor Equity
 Portfolio Income (3) 11/30/92**$ 0.5 0.50%(dagger) 0.50%(dagger)
1.55%(dagger)
Advisor Institutional
 Equity Portfolio
  Income(3) 11/30/92  147.1 0.50 0.42 0.71
Convertible Securities (3) 11/30/92  254.1 0.54 0.54 0.96
Equity Income II (3) 11/30/92  1,045.7 0.53 0.53 1.01
Variable Insurance
 Products:
  Equity-Income 12/31/92  408.0 0.53 0.53 0.65
Equity-Income (3) 1/31/93  4,656.2 0.37 0.37 0.67
Real Estate (3) 1/31/93  98.3 0.64 0.64 1.16
Utilities Income (3) 1/31/93  787.5 0.53 0.53 0.87
U.S. Equity Index 2/28/93#  1,482.3 0.28(dagger) -- 0.28(dagger)
Market Index  4/30/93  265.2 0.45 0.44 0.44
Fidelity Fund (3) 6/30/93#   1,398.0 0.42(dagger) 0.42(dagger) 0.66(dagger)
Balanced (3)  7/31/93  2,154.5 0.53 0.53 0.93
Dividend Growth (3) 7/31/93**  9.2 0.62(dagger) -- 2.50(dagger)
Global Balanced (1) 7/31/93**  35.7 0.77(dagger) 0.77(dagger) 2.12(dagger)
Growth & Income 7/31/93  5,195.4 0.53 0.53 0.83
Puritan (3)   7/31/93  6,319.2 0.47 0.47 0.74
Advisor Income &
 Growth   10/31/93  870.1 0.53 0.53 1.51
International Growth
 & Income (2) 10/31/93  301.5 0.77 0.77 1.52
ASSET ALLOCATION
Variable Insurance
 Products II:
  Asset Manager (3) 12/31/92  418.2 0.73 0.73 0.91
  Index 500 12/31/92**  12.3 0.28(dagger) -- 0.28(dagger)
Asset Manager 9/30/93  4,704.2 0.72 0.72 1.09
Asset Manager: Growth(3) 9/30/93  566.0 0.73 0.63 1.19
Asset Manager: Income(3) 9/30/93  79.1 0.44 -- 0.65

GROWTH
         RATIO OF   RATIO OF NET
         ADVISORY FEES   ADVISORY FEES
         TO AVERAGE   TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS   NET ASSETS  EXPENSES TO
INVESTMENT   FISCAL   NET ASSETS   PURSUANT TO   PAID  AVERAGE NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS)   ADVISORY CONTRACT   TO FMR
(B)
ASSETS (B)
Advisor Equity
  Portfolio Growth(3) 11/30/92**  8.5 0.74(dagger) 0.74(dagger)
1.64(dagger)


Advisor Institutional
 Equity Portfolio
  Growth(3) 11/30/92 $ 129.3 0.67% 0.67% 0.98%
Emerging Growth (3) 11/30/92  595.4 0.70 0.70 1.09
Growth Company (3) 11/30/92  1,436.5 0.74 0.74 1.09
Retirement Growth (3) 11/30/92  1,918.0 0.71 0.71 1.02
Congress Street 12/31/92  64.4 0.45 0.45 0.62
Contrafund (3) 12/31/92  1,339.1 0.51 0.51 0.87
Exchange   12/31/92  185.7 0.54 0.54 0.58
Trend (3)   12/31/92  920.0 0.32 0.32 0.56
Variable Insurance
 Products:
  Growth  12/31/92  520.9 0.63 0.63 0.75
  Overseas (2) 12/31/92  157.0 0.78 0.78 1.14
Select Portfolios:
 Air Transportation (3) 2/28/93#  11.3 0.64(dagger) 0.48(dagger)
2.48(dagger)
 American Gold 2/28/93#  160.2 0.64(dagger) 0.64(dagger) 1.59(dagger)
 Automotive (3) 2/28/93#  106.1 0.64(dagger) 0.64(dagger) 1.57(dagger)
 Biotechnology (3) 2/28/93#  752.3 0.64(dagger) 0.64(dagger) 1.50(dagger)
 Broadcast and Media (3) 2/28/93#  13.9 0.64(dagger) 0.59(dagger)
2.49(dagger)
 Brokerage and Investment
  Management (3) 2/28/93#  18.0 0.64(dagger) 0.64(dagger) 2.21(dagger)
 Chemicals (3) 2/28/93#  35.1 0.64(dagger) 0.64(dagger) 1.89(dagger)
 Computers (3) 2/28/93#  38.3 0.64(dagger) 0.64(dagger) 1.81(dagger)
 Construction and
  Housing (3) 2/28/93#  22.1 0.64(dagger) 0.64(dagger) 2.02(dagger)
 Consumer Products (3) 2/28/93#  7.5 0.64(dagger) -- 2.47(dagger)
 Defense and
  Aerospace (3) 2/28/93#  1.3 0.64(dagger) -- 2.48(dagger)
 Developing
  Communications (3) 2/28/93#  51.3 0.64(dagger) 0.64(dagger) 1.88(dagger)
 Electric Utilities (3) 2/28/93#  30.6 0.64(dagger) 0.64(dagger)
1.70(dagger)
 Electronics (3) 2/28/93#  47.1 0.64(dagger) 0.64(dagger) 1.69(dagger)
 Energy (3)  2/28/93#  78.7 0.64(dagger) 0.64(dagger) 1.71(dagger)
 Energy Service (3) 2/28/93#  52.3 0.64(dagger) 0.64(dagger) 1.76(dagger)
 Environmental
  Services (3) 2/28/93#  62.5 0.64(dagger) 0.64(dagger) 1.99(dagger)
 Financial Services (3) 2/28/93#  119.9 0.64(dagger) 0.64(dagger)
1.54(dagger)
 Food and Agriculture (3) 2/28/93#  109.1 0.64(dagger) 0.64(dagger)
1.67(dagger)
 Health Care (3) 2/28/93#  782.6 0.64(dagger) 0.64(dagger) 1.46(dagger)
 Home Finance (3) 2/28/93#  138.3 0.64(dagger) 0.64(dagger) 1.55(dagger)
 Industrial Equipment (3) 2/28/93# 6.1 0.64(dagger) -- 2.49(dagger) Industrial Materials (3) 2/28/93# $ 25.0 0.64%(dagger) 0.64%(dagger)
2.02%(dagger)
 Insurance (3) 2/28/93#  12.3 0.64(dagger) 0.61(dagger) 2.49(dagger)
 Leisure (3)  2/28/93#  39.5 0.64(dagger) 0.64(dagger) 1.90(dagger)
 Medical Delivery (3) 2/28/93#  126.4 0.64(dagger) 0.64(dagger)
1.77(dagger)
 Natural Gas (3) 2/28/94**  9.1 0.64(dagger) -- 2.42(dagger)
 Paper and Forest
  Products (3) 2/28/93#  17.5 0.64(dagger) 0.64(dagger) 2.21(dagger)
 Precious Metals and
  Minerals (3) 2/28/93#  127.8 0.64(dagger) 0.64(dagger) 1.73(dagger)
 Regional Banks (3) 2/28/93#  193.5 0.64(dagger) 0.64(dagger) 1.49(dagger)
 Retailing (3) 2/28/93#  63.1 0.64(dagger) 0.64(dagger) 1.77(dagger)
 Software and Computer
  Services (3) 2/28/93#  113.6 0.64(dagger) 0.64(dagger) 1.64(dagger)
 Technology (3) 2/28/93#  115.2 0.64(dagger) 0.64(dagger) 1.64(dagger)
 Telecommunications (3) 2/28/93#  95.0 0.64(dagger) 0.64(dagger)
1.74(dagger)
 Transportation (3) 2/28/93#  4.4 0.64(dagger) -- 2.48(dagger)
 Utilities (3) 2/28/93#  243.9 0.64(dagger) 0.64(dagger) 1.42(dagger)
Magellan (3)  3/31/93  21,506.4 0.75 0.75 1.00
Small Cap Stock 4/30/94**  461.9 0.67(dagger) 0.65(dagger) 1.40
Fidelity Fifty (3) 6/30/94**  18,106.2 0.69(dagger) 0.00(dagger)
2.49(dagger)
Blue Chip Growth 7/31/93  589.5 0.72 0.72 1.25
Low-Priced Stock (3) 7/31/93  2,048.8 0.76 0.76 1.12
OTC Portfolio 7/31/93  1,202.7 0.74 0.74 1.08
Advisor Strategic
  Opportunities (3) 9/30/93  219.2 0.54 0.54 1.57
Destiny I   9/30/93#  2,920.5 0.60(dagger) 0.60(dagger) 0.65(dagger)
Destiny II   9/30/93#  1,100.8 0.71(dagger) 0.71(dagger) 0.84(dagger)
Strategic
 Opportunities (3) 9/30/93  19.2 0.54 0.54 0.89
Advisor Global
 Resources (3) 10/31/93  14.4 0.77 0.77 2.62
Advisor Growth
 Opportunities  10/31/93  1,204.5 0.68 0.68 1.64
Advisor Overseas (2) 10/31/93  65.5 0.77 0.77 2.3
Canada (1)   10/31/93  61.1 0.86 0.86 2.00
Capital Appreciation (3) 10/31/93  1,139.1 0.48 0.48 0.86
Disciplined Equity (3) 10/31/93  622.1 0.70 0.70 1.09
Diversified
 International (2) 10/31/93  119.1 0.73 0.73 1.47
Emerging Markets (2) 10/31/93  144.4 0.77 0.77 1.91
Europe (1)   10/31/93  488.3 0.64 0.64 1.25
Japan (1)   10/31/93  98.4 0.77 0.77 1.71
Latin America (2) 10/31/93** $ 114.6 0.77%(dagger) 0.77%(dagger)
1.94%(dagger)
Overseas (2)  10/31/93  1,025.1 0.77 0.77 1.27
Pacific Basin (1) 10/31/93  251.2 0.80 0.80 1.59
Southeast Asia (1) 10/31/93**  139.3 0.77(dagger) 0.71(dagger) 2.00(dagger)
Stock Selector (3) 10/31/93  459.7 0.71 0.69 1.10
Value (3)   10/31/93  1,100.8 0.72 0.71 1.11
Worldwide (2) 10/31/93  148.9 0.78 0.78 1.40
New Millennium 11/30/93**  181.1 0.68(dagger) 0.68(dagger) 1.25(dagger)
CURRENCY PORTFOLIOS
Deutsche Mark
 Peformance, L.P. 12/31/92  18.6 0.50 0.50 1.29
Sterling
 Performance, L.P. 12/31/92  7.3 0.50 -- 1.50
Yen Performance, L.P. 12/31/92  3.9 0.50 -- 1.50
INCOME
Advisor Institutional
 Limited Term Bond 11/30/92  227.6 0.42 0.42 0.57
Advisor Limited
 Term Bond  11/30/92**  1.0 0.42(dagger) 0.42(dagger) 0.82(dagger)
Institutional Short-
 Intermediate
  Government 11/30/92  189.3 0.45 0.45 0.45
Global Bond (2) 12/31/92#  300.5 0.72(dagger) 0.72(dagger) 1.37(dagger)
New Markets Income (2) 12/31/93**  54.1 0.71(dagger) 0.24(dagger)
1.25(dagger)
Short-Term World
 Income (2) 12/31/92#  563.2 0.62(dagger) 0.59(dagger) 1.20(dagger)
Spartan Bond Strategist 12/31/93**  11.0 .70(dagger) .70(dagger)
.70(dagger)
Variable Insurance
 Products:
  High Income 12/31/92  150.7 0.52 0.52 0.67
Variable Insurance
 Products II:
  Investment Grade
   Bond  12/31/92  57.8 0.47 0.47 0.76
Spartan Long-Term
 Government Bond 1/31/93  78.3 0.65 0.65 0.65
U.S. Bond Index 2/28/93#  104.8 0.32(dagger) -- 0.32(dagger)
Capital & Income (3) 4/30/93  1,771.1 0.54 0.54 0.91
Intermediate Bond (3) 4/30/93  1,434.0 0.32 0.27 0.61
Investment Grade Bond (3) 4/30/93  1,049.6 0.37 0.37 0.68
Short-Term Bond (3) 4/30/93  1,634.8 0.47 0.47 0.77

Spartan Government
 Income   4/30/93 $ 491.8 0.65% 0.65% 0.65%
Spartan High Income 4/30/93  470.8 0.70 0.70 0.70
Spartan Short-Intermediate
 Government 4/30/93  23.5 0.65 0.02 0.02
The North Carolina Capital
 Management Trust:
  Term Portfolio 6/30/93  83.4 0.41 0.41 0.41
Ginnie Mae  7/31/93  953.2 0.47 0.47 0.80
Mortgage Securities 7/31/93  428.9 0.47 0.47 0.76
Spartan Limited Maturity
 Government 7/31/93  1,653.7 0.65 0.65 0.65
Spartan Ginnie Mae 8/31/93  766.9 0.65 0.41 0.41
Government Securities 9/30/93**  616.6 0.47(dagger) 0.47(dagger)
0.69(dagger)
Short-Intermediate
 Government  9/30/93  167.6 0.47 0.18 0.61
Spartan Investment
 Grade Bond 9/30/93  59.1 0.65 0.65 0.65
Spartan Short-Term Bond 9/30/93  547.0 0.65 0.20 0.20
Advisor Government
 Investment 10/31/93  40.8 0.46 -- 0.68
Advisor High Yield 10/31/93  299.1 0.51 0.51 1.11
Advisor Short Fixed
 Income   10/31/93  359.6 0.47 0.47 0.95
MONEY MARKET
Cash Reserves (4) 11/30/92  10,249.7 0.17 0.17 0.48
State and Local Asset
  Management Series:
   Government Money
    Market (4) 11/30/92  1,046.4 0.43 0.43 0.43
Variable Insurance
 Products:
  Money Market (4) 12/31/92  295.1 0.17 0.17 0.24
Select-Money Market (4) 2/28/93#  492.5 0.14(dagger) 0.14(dagger)
0.56(dagger)
Institutional Cash:
 Domestic Money
  Market (4) 3/31/93  768.4 0.20 0.12 0.18
 Money Market (4) 3/31/93  5,033.1 0.20 0.15 0.18
 U.S. Government (4) 3/31/93  6,305.4 0.20 0.14 0.18
 U.S. Treasury (4) 3/31/93  2,683.0 0.20 0.15 0.18
 U.S. Treasury II (4) 3/31/93  7,014.6 0.20 0.15 0.18
Spartan Money Market (4) 4/30/93  4,841.1 0.30 0.30 0.30
Spartan U.S. Government
 Money Market (4) 4/30/93 $ 1,204.8 0.55% 0.45% 0.45%
The North Carolina
 Capital Management Trust:
  Cash Portfolio (4) 6/30/93  1,538.3 0.38 0.38 0.39
Daily Money Fund:
 Capital Reserves:
  Money Market (4) 7/31/93  443.3 0.50 0.31 0.95
  U.S. Government
   Money Market (4) 7/31/93  269.5 0.50 0.38 0.95
 Money Market (4) 7/31/93  1,554.7 0.50 0.50 0.61
 U.S. Treasury (4) 7/31/93  2,841.7 0.50 0.50 0.57
 U.S. Treasury
  Income (4) 7/31/93  1,166.9 0.42 0.20 0.20
Spartan U.S. Treasury
 Money Market (4) 7/31/93  2,138.9 0.55 0.42 0.42
Daily Income Trust (4) 8/31/93  2,302.8 0.30 0.30 0.57
Money Market Trust:
 Domestic Money
  Market (4) 8/31/93  690.3 0.42 0.42 0.42
 Retirement Government
  Money Market (4) 8/31/93  1,338.8 0.42 0.42 0.42
 Retirement Money
  Market (4) 8/31/93  1,661.1 0.42 0.42 0.42
 U.S. Government (4) 8/31/93  297.5 0.42 0.42 0.42
 U.S. Treasury (4) 8/31/93  181.5 0.42 0.42 0.42
U.S. Government
 Reserves (4) 9/30/93  1,139.5 0.43 0.43 0.73
TAX-EXEMPT INCOME
Advisor Institutional
 Limited Term
  Tax-Exempt 11/30/92  63.5 0.42 0.41 0.66
Advisor Limited
 Term  Tax-Exempt 11/30/92**  1.1 0.42(dagger) 0.40(dagger) 1.04(dagger)
Connecticut Municipal
 Money Market (4) 11/30/92  379.8 0.42 0.26 0.43
High Yield Tax-Free 11/30/92  2,036.2 0.42 0.42 0.57
New Jersey Tax-Free
 Money Market (4) 11/30/92  360.5 0.42 0.42 0.64
Spartan Connecticut
 Municipal:
  High Yield 11/30/92  389.8 0.55 0.55 0.55
  Money Market (4) 11/30/92  48.7 0.50 0.02 0.02
Spartan Florida Municipal:
  Income   11/30/92** $ 118.4 0.55%(dagger) 0.03%(dagger) 0.03%(dagger)
 Money Market (4) 11/30/92**  15.8 0.50(dagger) -- --
Spartan New Jersey
 Municipal High Yield 11/30/92  324.6 0.55 0.49 0.51
Aggressive Tax-Free 12/31/92  711.1 0.47 0.47 0.64
Insured Tax-Free 12/31/92  335.7 0.42 0.40 0.63
Limited Term
 Municipals  12/31/92  827.3 0.47 0.47 0.64
Michigan Tax-Free:
 High Yield  12/31/92  419.6 0.42 0.42 0.61
 Money Market (4) 12/31/92  170.1 0.42 0.30 0.49
Minnesota Tax-Free 12/31/92  255.1 0.42 0.42 0.67
Municipal Bond 12/31/92  1,178.4 0.37 0.37 0.49
Ohio Tax-Free:
 High Yield  12/31/92  359.3 0.42 0.42 0.61
 Money Market (4) 12/31/92  257.0 0.42 0.41 0.58
Spartan Pennsylvania
 Municipal:
  High Yield 12/31/92  218.9 0.55 0.55 0.55
  Money Market (4) 12/31/92  249.3 0.50 0.47 0.47
Massachusetts Tax-Free:
 High Yield  1/31/93#  1,215.5 0.42(dagger) 0.42(dagger) 0.55(dagger)
 Money Market (4) 1/31/93#  592.0 0.42(dagger) 0.42(dagger) 0.64(dagger)
New York Tax-Free:
 High Yield  1/31/93#  429.2 0.42(dagger) 0.42(dagger) 0.61(dagger)
 Insured   1/31/93#  338.7 0.42(dagger) 0.42(dagger) 0.61(dagger)
 Money Market (4) 1/31/93#  536.3 0.42(dagger) 0.42(dagger) 0.62(dagger)
Spartan Massachusetts
 Municipal Money
  Market (4) 1/31/93#  316.1 0.50(dagger) 0.17(dagger) 0.17(dagger)
Spartan New York
 Municipal:
  High Yield 1/31/93#  332.3 0.55(dagger) 0.48(dagger) 0.48(dagger)
  Money Market (4) 1/31/93#  454.3 0.50(dagger) 0.50(dagger) 0.50(dagger)
California Tax-Free:
 High Yield  2/28/93#  543.5 0.42(dagger) 0.42(dagger) 0.60(dagger)
 Insured   2/28/93#  213.4 0.42(dagger) 0.42(dagger) 0.63(dagger)
 Money Market (4) 2/28/93#  548.7 0.42(dagger) 0.42(dagger) 0.62(dagger)




Spartan California
 Municipal:
  High Yield 2/28/93# $ 514.4 0.55%(dagger) 0.40%(dagger) 0.40%(dagger)
  Money Market (4) 2/28/93#  894.4 0.50(dagger) 0.30(dagger) 0.30(dagger)
Institutional Tax-
 Exempt Cash (4) 5/31/93  2,517.7 0.20 0.14 0.18
Daily Money Fund:
 Capital Reserves:
  Municipal Money
   Market (4) 7/31/93  91.7 0.50 0.22 0.95
Spartan Aggressive
 Municipal   8/31/93**  6.4 0.60(dagger) 0.60(dagger) 0.60(dagger)
Spartan Intermediate
 Municipal  8/31/93**  82.6 0.55(dagger) - -
Spartan Maryland Municipal
 Income   8/31/93**  13.4 0.55(dagger) -- --
Spartan Municipal
 Income   8/31/93  869.8 0.55 0.47 0.47
Spartan Municipal
 Money Market (4) 8/31/93  1,561.2 0.50 0.27 0.27
Spartan Short-
 Intermediate
  Municipal 8/31/93#  819.9 0.55(dagger) 0.55(dagger) 0.55(dagger)
Advisor High Income
 Municipal  10/31/93  316.4 0.42 0.42 0.92
Daily Tax-Exempt
 Money (4)  10/31/93  504.9 0.50 0.50 0.61
Spartan New Jersey
 Municipal Money
  Market (4) 10/31/93  329.1 0.50 0.44 0.44
Tax-Exempt Money
 Market Trust (4) 10/31/93  2,789.6 0.27 0.27 0.49
(a) All fund data are as of the fiscal year end noted in the chart or as of October 31, 1993, if fiscal year end figures are not yet available. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(b) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations.
(dagger) Annualized
# Year end changed
** Less than a complete fiscal year
(1) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), with respect to the fund.
(2) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIJ (New Markets Income only), FIIA, and FIIAL U.K., with respect to the fund.
(3) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
(4) Fidelity Management & Research Company has entered into a sub-advisory agreement with FMR Texas Inc., with respect to the fund.







UST-PXS-594     CUSIP #316448307/FUND #461
      CUSIP #316448604/FUND #429
      CUSIP #316393107/FUND #404
      CUSIP #316448802/FUND #443
      CUSIP #316448208/FUND #424
      CUSIP #316448703/FUND #442

Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- --------------------
FIDELITY UNION STREET TRUST: SPARTAN GINNIE MAE FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and ________or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY UNION STREET TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on August 3, 1994 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
                                                        404, 424, 429, 442,
443, 461   HH

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- ---------------------------------------------------------------

1.   To elect the twelve nominees specified below as       [  ]FOR all nominees      [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Richard J. Flynn, Edward C. Johnson      marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.        below).                   vote for all
     Lynch, Gerald C. McDonough, Edward H. Malone,                                   nominees.
     Marvin L. Mann, and Thomas R. Williams.

     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)




__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand as          FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust.

3.    To amend the Declaration of Trust to provide                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                  FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide the fund        FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for the         FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   6.
      fund permitting it to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

8.    To eliminate the fund's fundamental investment               FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   8.
      limitation concerning short sales of securities.

9.    To eliminate the fund's fundamental investment               FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   9.
      limitation concerning margin purchases.




UST-PXC-594
                 CUSIP# 316448307/FUND# 461 H

Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- --------------------
FIDELITY UNION STREET TRUST: SPARTAN MARYLAND MUNICIPAL INCOME FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and ________or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY UNION STREET TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on August 3, 1994 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
                                                        404, 424, 429, 442,
443, 461   HH

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- --------------------

1.   To elect the twelve nominees specified below as       [  ]FOR all nominees      [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Richard J. Flynn, Edward C. Johnson      marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.        below).                   vote for all
     Lynch, Gerald C. McDonough, Edward H. Malone,                                   nominees.
     Marvin L. Mann, and Thomas R. Williams.

     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)




__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand as          FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust.

3.    To amend the Declaration of Trust to provide                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                  FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide the fund        FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for the         FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   6.
      fund permitting it to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.




UST-PXC-594
                 CUSIP# 316448604/FUND# 429 H

Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- --------------------
FIDELITY UNION STREET TRUST: SPARTAN SHORT-INTERMEDIATE MUNICIPAL FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and ________or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY UNION STREET TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on August 3, 1994 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
                                                        404, 424, 429, 442,
443, 461   HH

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- ---------------------------------------------------------------

1.   To elect the twelve nominees specified below as       [  ]FOR all nominees      [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Richard J. Flynn, Edward C. Johnson      marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.        below).                   vote for all
     Lynch, Gerald C. McDonough, Edward H. Malone,                                   nominees.
     Marvin L. Mann, and Thomas R. Williams.

     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)




__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand as          FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust.

3.    To amend the Declaration of Trust to provide                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                  FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide the fund        FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for the         FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   6.
      fund permitting it to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

7.    To eliminate the fund's fundamental investment               FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   7.
      limitation concerning diversification to permit
      increased investments in securities of any single issuer.




UST-PXC-594
                 CUSIP# 316393107/FUND# 404 H

Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- --------------------
FIDELITY UNION STREET TRUST: SPARTAN INTERMEDIATE MUNICIPAL FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and ________or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY UNION STREET TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on August 3, 1994 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
                                                        404, 424, 429, 442,
443, 461   HH

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- ---------------------------------------------------------------

1.   To elect the twelve nominees specified below as       [  ]FOR all nominees      [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Richard J. Flynn, Edward C. Johnson      marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.        below).                   vote for all
     Lynch, Gerald C. McDonough, Edward H. Malone,                                   nominees.
     Marvin L. Mann, and Thomas R. Williams.

     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)




__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand as          FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust.

3.    To amend the Declaration of Trust to provide                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                  FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide the fund        FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for the         FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   6.
      fund permitting it to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.




UST-PXC-594
                 CUSIP# 316448802/FUND# 443 H

Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- --------------------
FIDELITY UNION STREET TRUST: SPARTAN MUNICIPAL INCOME PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and ________or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY UNION STREET TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on August 3, 1994 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
                                                        404, 424, 429, 442,
443, 461   HH

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- ---------------------------------------------------------------

1.   To elect the twelve nominees specified below as       [  ]FOR all nominees      [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Richard J. Flynn, Edward C. Johnson      marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.        below).                   vote for all
     Lynch, Gerald C. McDonough, Edward H. Malone,                                   nominees.
     Marvin L. Mann, and Thomas R. Williams.

     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)




__________________________________________________________________________
___________________

 2.   To ratify the selection of Coopers & Lybrand as          FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust.

 3.   To amend the Declaration of Trust to provide                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

 4.   To amend the Declaration of Trust regarding                  FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

 5.   To amend the Declaration of Trust to provide the fund        FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

 6.   To adopt a new fundamental investment policy for the         FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   6.
      fund permitting it to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

 8.   To eliminate the fund's fundamental investment               FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   8.
      limitation concerning short sales of securities.

 9.   To eliminate the fund's fundamental investment               FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   9.
      limitation concerning margin purchases.

10.   To amend the fund's fundamental investment                   FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   10.
      limitation concerning borrowing.

11.   To amend the fund's fundamental investment                   FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   11.
      limitation concerning the concentration of its
      investments within a single industry.

12.   To amend the fund's fundamental investment                   FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   12.
      limitation concerning real estate.

13.   To amend the fund's fundamental investment                   FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   13.
      limitation concerning commodities.

14.   To amend the fund's fundamental investment                   FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   14.
      limitation concerning lending.




UST-PXC-594
                 CUSIP# 316448208/FUND# 424 H

Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- --------------------
FIDELITY UNION STREET TRUST: SPARTAN AGGRESSIVE MUNICIPAL FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and ________or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY UNION STREET TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on August 3, 1994 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
                                                        404, 424, 429, 442,
443, 461   HH

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- ---------------------------------------------------------------

1.   To elect the twelve nominees specified below as       [  ]FOR all nominees      [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Richard J. Flynn, Edward C. Johnson      marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.        below).                   vote for all
     Lynch, Gerald C. McDonough, Edward H. Malone,                                   nominees.
     Marvin L. Mann, and Thomas R. Williams.

     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)




__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand as          FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust.

3.    To amend the Declaration of Trust to provide                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                  FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide the fund        FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for the         FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   6.
      fund permitting it to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.




UST-PXC-594
                 CUSIP# 316448703/FUND# 442 H